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                                                                    EXHIBIT 23.9



                         INDEPENDENT AUDITOR'S CONSENT





        We consent to the use in this Form S-1 Registration Statement of Dransfield China Paper Corporation of our report dated December 13, 1996, appearing in the Prospectus, which is part of this Registration Statement.



                                                    /s/ HOGAN & SLOVACEK


Oklahoma City, Oklahoma
December 13, 1996